Exhibit 99.1

Zura Bio Announces Appointment of Chief Scientific Officer

April 14, 2023 9:00 AM EDT

SAN DIEGO--(BUSINESS WIRE)--Apr. 14, 2023-- Zura Bio Limited (Nasdaq: “ZURA”) (“Zura Bio”), a multi-asset clinical-stage biotechnology company focused on developing novel medicines for immune and inflammatory disorders, today announced the appointment of Michael D. Howell, Ph.D., to the role of Chief Scientific Officer and Head of Translational Science. Dr. Howell brings more than two decades of experience leading discovery, translational research, and early clinical programs and will lead the scientific strategy and translational science efforts at Zura Bio.

“I am thrilled to have Michael Howell join our team as our Chief Scientific Officer and Head of Translational Science,” said Someit Sidhu, M.D., CEO of Zura Bio. “He brings over 20 years of significant experience in the pharmaceutical industry. He is an experienced industry leader with a proven track record of success, and I am confident that his expertise and vision will be key to advancing our science, partnerships, and clinical development pipeline. He will be a great addition to the executive management team of the Company.”

Dr. Howell initially joined Zura Bio in 2022 as a scientific advisor during the company’s formation and acquisition of its first two clinical programs. Dr. Howell is a founding member of Galileo Biosystems Inc, a scientific advisor at Ornovi, Inc., and founder of Mountaineer Biosciences, Inc. He formerly served as the Chief Scientific Officer of DermTech, Inc. Previously, he held scientific leadership positions at Incyte Corporation, MedImmune, LLC /Astra Zeneca, the Immune Tolerance Network, and Boehringer Ingelheim GmbH. Before transitioning to the pharmaceutical industry, Dr. Howell served as a faculty member in the Division of Allergy and Immunology at National Jewish Health. Throughout his career, Dr. Howell has led clinical and basic scientific research efforts dedicated to the discovery of novel therapies and the integration of precision and personalized medicine approaches into clinical development. His efforts are highlighted by the identification of new therapeutic targets and the advancement of more than eight novel clinical therapies. Additionally, his research has been discussed at national and international meetings, published in more than 60 peer-reviewed journals, and referenced in patents outlining therapeutic interventions and biomarker strategies for personalized medicine. Dr. Howell received his PhD in Immunology from the West Virginia University School of Medicine with postdoctoral training at National Jewish Health, and his BS in biology from Messiah University.

“Zura Bio is focused on the development of therapies in challenging immunological conditions by deeply interrogating the therapeutic mechanism of action and pairing that with those patients with greatest need. This represents a unique opportunity for us to bring life-changing therapies to patients,” said Dr. Howell, who will join the Zura Bio leadership team. “I am honored to join this team and work closely with them so we can bring these much-needed medicines to patients.”

About Zura Bio

Zura Bio is a clinical-stage biotechnology company advancing immunology assets into Phase 2 development programs, including ZB-168 and torudokimab. ZB-168 is an anti IL7R α inhibitor that has the potential to impact diseases driven by IL7 and TSLP biological pathways. Zura Bio aims to develop a portfolio of therapeutic indications for ZB-168 which build on existing Phase 1b data in Type 1 Diabetes demonstrating a favorable safety profile and strong biological rationale. Torudokimab is a fully human, high affinity monoclonal antibody that neutralizes IL33 and is currently at the Phase 2 clinical development stage.

Forward Looking Statements Disclaimer

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Corporate Contact:

Kim Davis

Chief Legal Officer

Email: info@zurabio.com

Website: www.zurabio.com

Source: Zura Bio Limited